UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 16, 2017

Origo Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36757	20-3061907
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

708 Third Avenue

New York, New York 10017

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 634-4512

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

CERTAIN NOTICES

COMMENCING AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, ORIGO ACQUISITION CORPORATION (“OAC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING OAC’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION BETWEEN OAC AND HIGHTIMES HOLDING CORPORATION (“HTH”), AS DESCRIBED IN THIS REPORT AND ITS EXHIBIT (THE “BUSINESS COMBINATION”).

SHAREHOLDERS OF OAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ OAC’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON NOVEMBER 13, 2017 AND ANY AMENDMENTS THERETO IN CONNECTION WITH OAC’S SOLICITATION OF PROXIES FOR A SPECIAL MEETING OF ITS SHAREHOLDERS RELATED TO THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ OAC’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2016 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF OAC’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. OAC’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SHAREHOLDERS OF OAC AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSAL TO APPROVE THE BUSINESS COMBINATION AND RELATED MATTERS. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ORIGO ACQUISITION CORPORATION, 708 Third Avenue, New York, NY 10017. THESE DOCUMENTS, ONCE AVAILABLE, AND OAC’S ANNUAL REPORT ON FORM 10-K AND OTHER FILINGS OF OAC WITH THE SEC CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

CERTAIN FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO ARE UNAUDITED AND DO NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN OAC’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS TO SOLICIT SHAREHOLDER APPROVAL OF THE BUSINESS COMBINATION.

ADDITIONAL INFORMATION

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION DESCRIBED HEREIN AND IN THE EXHBIIT HERETO AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF OAC OR HTH, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS "ANTICIPATES", "BELIEVES", "CONTINUE", "EXPECTS", "ESTIMATES", "INTENDS", "MAY", "OUTLOOK", "PLANS", "POTENTIAL", "PROJECTS", "PREDICTS", "SHOULD", "WILL", OR, IN EACH CASE, THEIR NEGATIVE OR OTHER VARIATIONS OR COMPARABLE TERMINOLOGY. SUCH FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE TIMING OF THE PROPOSED BUSINESS COMBINATION, AS WELL AS THE EXPECTED PERFORMANCE, RESULTS OF OPERATIONS (INCLUDING ALL PROJECTED RESULTS OF OPERATIONS OF HTH DETAILED IN THE EXHIBIT HERETO), STRATEGIES, PROSPECTS AND OTHER ASPECTS OF THE BUSINESSES OF OAC AND HTH AND THE COMBINED COMPANY AFTER COMPLETION OF THE PROPOSED BUSINESS COMBINATION, ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO SIGNIFICANT RISKS AND UNCERTAINTIES.

A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION; (2) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST OAC, HTH OR OTHERS IN CONNECTION WITH THE BUSINESS COMBINATION; (3) THE INABILITY TO COMPLETE THE BUSINESS COMBINATION HEREIN DUE TO THE FAILURE TO OBTAIN APPROVAL OF THE SHAREHOLDERS OF OAC OR HTH OR OTHER CONDITIONS TO CLOSING IN SUCH TRANSACTION; (4) THE RISK THAT OAC AND HTH MAY BE UNABLE TO SECURE A U.S. NATIONAL EXCHANGE LISTING FOR THE POST-TRANSACTION ENTITY; (5) THE RISK THAT THE PROPOSED BUSINESS COMBINATION DISRUPTS THE CURRENT PLANS AND OPERATIONS OF HTH; (6) THE ABILITY OF OAC AND HTH TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE BUSINESS COMBINATION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION, THE ABILITY OF THE COMBINED COMPANY TO GROW AND MANAGE GROWTH PROFITABLY, OPERATE AS A PUBLIC COMPANY AND RETAIN ITS KEY EMPLOYEES; (7) COSTS RELATED TO THE PROPOSED BUSINESS COMBINATION; (8) CHANGES IN APPLICABLE LAWS OR REGULATIONS OR THEIR INTERPRETATION OR APPLICATION (INCLUDING, NOTABLY, FEDERAL AND STATE LAWS RELATED TO THE USE, CULTIVATION AND DISTRIBUTION OF CANNABIS-BASED PRODUCTS); (9) THE POSSIBILITY THAT OAC OR HTH MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; (10) FUTURE EXCHANGE AND INTEREST RATES; (11) DELAYS IN OBTAINING, ADVERSE CONDITIONS CONTAINED IN, OR THE INABILITY TO OBTAIN NECESSARY REGULATORY APPROVALS OR COMPLETE REGULATORY REVIEWS REQUIRED TO COMPLETE THE PROPOSED BUSINESS COMBINATION; AND (12) OTHER RISKS AND UNCERTAINTIES INDICATED IN THE PRELIMINARY PROXY STATEMENT FILED BY OAC WITH THE SEC, INCLUDING THOSE UNDER “RISK FACTORS” THEREIN, AND OTHER FILINGS WITH THE SEC BY OAC OR HTH. THESE FACTORS ARE NOT INTENDED TO BE AN ALL-ENCOMPASSING LIST OF RISKS AND UNCERTAINTIES.

THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT AND ITS EXHIBIT ARE BASED ON OAC’S AND HTH’S CURRENT EXPECTATIONS AND BELIEFS CONCERNING FUTURE DEVELOPMENTS AND THEIR POTENTIAL EFFECTS ON OAC AND HTH. FUTURE DEVELOPMENTS AFFECTING OAC AND HTH MAY NOT BE THOSE THAT WE HAVE ANTICIPATED. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS, UNCERTAINTIES (SOME OF WHICH ARE BEYOND OAC’S AND HTH’S CONTROL) AND OTHER ASSUMPTIONS THAT MAY CAUSE ACTUAL RESULTS OR PERFORMANCE TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD ANY OF THE ASSUMPTIONS MADE PROVE INCORRECT, ACTUAL RESULTS MAY VARY IN MATERIAL RESPECTS FROM THOSE PROJECTED IN THESE FORWARD-LOOKING STATEMENTS. OAC UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS.

BY THEIR NATURE, FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES BECAUSE THEY RELATE TO EVENTS AND DEPEND ON CIRCUMSTANCES THAT MAY OR MAY NOT OCCUR IN THE FUTURE. READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS (INCLUDING ALL PROJECTED RESULTS OF OPERATIONS OF HTH DETAILED IN THE EXHIBIT HERETO) ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OF OPERATIONS, FINANCIAL CONDITION AND LIQUIDITY, AND DEVELOPMENTS IN THE INDUSTRY IN WHICH OAC AND HTH OPERATE MAY DIFFER MATERIALLY FROM THOSE MADE IN OR SUGGESTED BY THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT OR ITS EXHIBIT. IN ADDITION, EVEN IF RESULTS OR OPERATIONS, FINANCIAL CONDITION AND LIQUIDITY, AND DEVELOPMENTS IN THE INDUSTRY IN WHICH OAC AND HTH OPERATE ARE CONSISTENT WITH THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT AND ITS EXHIBIT, THOSE RESULTS OR DEVELOPMENTS MAY NOT BE INDICATIVE OF RESULTS OR DEVELOPMENTS IN SUBSEQUENT PERIODS.

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is an investor presentation that will be used by Origo Acquisition Corporation (the “Company”) in connection with its previously announced agreement to enter into a business combination with Hightimes Holding Corporation.

Item 8.01. Other Events

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor presentation, dated November 16, 2017.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2017	ORIGO ACQUISITION CORPORATION

/s/ Edward J. Fred
	Name:	Edward J. Fred
	Title:	Chief Executive Officer